Supplement dated 6-10-2009 to the Statement of Additional Information

Under the “INVESTMENT OBJECTIVE AND POLICIES” section, the following paragraph is added:

Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Under the heading “INVESTMENT RESTRICTIONS,” in the “Non-Fundamental Investment Restrictions” subsection, the non-fundamental restriction on investing in other funds is being deleted as approved by the Board of Trustees on June 9, 2009. Therefore, the following non-fundamental restriction is deleted:

Purchase a security if, as a result, (i) more than 10% of the Fund’s total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund’s total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund’s portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

THOSE RESPONSIBLE FOR MANAGEMENT

As of May 6, 2009, Michael J. Leary was appointed by the Board of Trustees as Treasurer of the Fund to replace Gordon M. Shone.

	Position(s)	Trustee/
Name, Year of Birth,	Held with	Officer	Principal Occupation(s) and other Directorships
and Address (1)	Funds	since	During Past 5 Years
Principal Officers
who are not Trustees
Michael J. Leary	Treasurer	2009	Vice President, John Hancock Life Insurance
(1965)			Company (U.S.A.) and Assistant Treasurer for John
Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since
2007); Vice President and Director of Fund
Administration, JP Morgan (2004-2007).

(1) Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

At the May 5, 2009 adjournment of a special meeting, the shareholders of the Funds approved proposals to: (1) revise or eliminate various fundamental investment restrictions; (2) approve a new advisory agreement with John Hancock Advisers, LLC (“JHA” or the “Adviser”); (3) revise the Rule 12b-1 distribution and service plans for various share classes; and (4) revise the Trust’s Declaration of Trust to permit mergers of affiliated funds without a shareholder vote in certain circumstances.

The following sections amend, and in certain cases supersede, the corresponding disclosure sections in the SAI.

INVESTMENT RESTRICTIONS

The following replaces the disclosure concerning both Funds’ fundamental restrictions in its entirety.

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the respective Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means approval by the lesser of: (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the respective Fund’s outstanding shares.

(1)	Neither Fund may issue senior securities, except as permitted under the Investment Company Act of 1940 (the “1940 Act”), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	Neither Fund may borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. Neither Fund will purchase securities while borrowings are outstanding.

(3)	Neither Fund may engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)	Neither Fund may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	Neither Fund may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	Neither Fund may purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7)	Neither Fund may concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.

INVESTMENT ADVISORY AND OTHER SERVICES

The following replaces the narrative disclosure in this section concerning the Funds’ investment advisory agreement with the Adviser, but does not replace any information concerning investment advisory fees payable or paid by the Funds or amend any disclosure concerning the Funds’ subadvisory arrangements. The following also supplements existing disclosure concerning the Funds’ Accounting and Legal Services Agreement with JHA.

Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Funds have entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds. On May 5, 2009, each Fund’s shareholders approved a new form of Advisory Agreement that streamlines and standardizes the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement is effective July 1, 2009.

As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust, calculated separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund. On May 5, 2009, the shareholders also approved provisions that effectively change the frequency with which advisory fees are paid by the Funds from monthly payment to daily payment. Because each Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that the Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly payment.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors each subadviser’s management of each Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of such subadvisers and reports periodically on such performance to the Board.

Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, each Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, each Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Service Agreement. Effective as of July 1, 2009, the Board approved a new Service Agreement with JHA to replace the prior Accounting and Legal Services Agreement, under which the Funds received Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA will be reimbursed for its costs in providing Non-Advisory Services to the Funds under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf the Fund, or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

DISTRIBUTION CONTRACTS

The following replaces the discussion of the Fund’s Rule 12b-1 Distribution Plans.

The Board has adopted distribution plans with respect to Class A, Class B and Class C and Class R1 shares of the Funds (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, each Fund pays distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares, and 1.00% for Class B and Class C shares, of the Fund’s average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares.

There are two types of Distribution Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the distributor.

Under a reimbursement plan, if the aggregate payments received by John Hancock Funds, LLC, the Funds’ distributor (the “Distributor”), in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor reimburses the Funds for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under a class’ reimbursement plan, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares are not carried over.) Neither Fund treats unreimbursed expenses under the Class B and Class C 12b-1 Plans as a liability of the Fund, because the Trustees could have terminated either of these Plans at any time with no additional liability to the shareholders or the Fund for these expenses.

On May 5, 2009, each Fund’s Class A and Class B shareholders approved proposals to change the 12b-1 Plans from “reimbursement” to “compensation” plans. While the amendments did not change the maximum amount that may be paid under these 12b-1 Plans to the Distributor in connection with the distribution of these shares of the Funds, the Distributor is no longer obligated to reimburse the Funds to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to the Funds for a particular fiscal year. Under the compensation 12b-1 Plans for Class A and Class B shares, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. The Class C 12b-1 Plan will continue, however, to operate as a reimbursement plan.

Under the 12b-1 Plans, each Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:

  formulation and implementation of marketing and promotional activities;
  preparation, printing and distribution of sales literature;
  preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing and support with respect to the sale of shares.

The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.

DESCRIPTION OF THE FUND’S SHARES

The following supplements the disclosure in this section of the SAI and is added after the end of the eighth paragraph.

The Trust’s Declaration of Trust also provides that the Board may approve the merger of the Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.